United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

COYA THERAPEUTICS, INC.
(Name of Registrant as Specified in its Charter)

________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

01 - Anabella Villalobos, Ph.D. For Withhold 02 - Dov Goldstein, M.D., M.B.A. For Withhold 1 U P X Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03Z2YD + + Proposals — The Board of Directors recommend a vote FOR the nominees listed in Proposal 1 and A FOR Proposals 2 and 3. 2. To approve an amendment to the Coya Therapeutics, Inc. 2021 Equity Incentive Plan to increase the maximum aggregate number of shares of common stock which shall be reserved for issuance under the 2021 Plan to 2,571,070 shares 4. To consider any other matters that properly come before the 2024 Annual Meeting 3. To ratify the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the year ending December 31, 2024 1. To elect Dr. Anabella Villalobos and Dr. Dov Goldstein as Class II Directors, to serve three-year terms expiring at the annual meeting in 2027 and until their successors have been duly elected and qualified For Against Abstain For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

2024 Annual Meeting Proxy Card You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/COYA or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/COYA Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Your vote matters – here’s how to vote! Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/COYA Notice of 2024 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — May 8, 2024 David Snyder and Howard Berman, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Coya Therapeutics, Inc. to be held on May 8, 2024 or at any postponement or adjournment thereof. This proxy, when properly executed, will be voted as indicated by the stockholder. If no directions are indicated, the proxy will be voted FOR the election of the two nominees to the Board of Directors, FOR Proposals 2 and 3, and in accordance with the judgment of the persons named as proxy herein, on any other matter(s) that may properly come before the Annual Meeting. This proxy is solicited on behalf of the Board of Directors. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Coya Therapeutics, Inc. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Change of Address — Please print new address below. Comments — Please print your comments below. C Non-Voting Items + + The 2024 Annual Meeting of Stockholders of Coya Therapeutics, Inc. will be held on Wednesday, May 8, 2024 at 12:00pm CT, virtually via the internet at meetnow.global/M2L2QA2. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.